UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 30, 2009
(Date of earliest event reported)

McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction of incorporation)	001-31216	(I.R.S. Employer Identification No.)

3965 Freedom Circle Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)

(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On April 30, 2009, McAfee, Inc. (“McAfee”) issued a press release announcing its preliminary results for the first quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby furnished and not filed.  Unless expressly incorporated into a filing of McAfee under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained in this Item 2.02 and in the furnished press release shall not be incorporated by reference into any filing of McAfee, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits:

99.1	Press Release, dated April 30, 2009, announcing McAfee’s preliminary results for the first quarter ended March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.

Date:	April 30, 2009	By:	/s/ Keith S. Krzeminski
Keith S. Krzeminski
Chief Accounting Officer and Senior
Vice President of Finance